Dreyfus Premier

      Core Equity Fund


      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                               Core Equity Fund

LETTER FROM THE CHAIRMAN

Dear    Shareholder:

This semiannual report for Dreyfus Premier Core Equity Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. Virtually all investment styles, capitalization ranges and industry groups were adversely affected during the reporting period. How long will the bear market persist? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

March 17, 2003




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Core Equity Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund produced total returns of -10.06% for Class A shares, -10.42% for Class B shares, -10.42% for Class C shares, -9.96% for Class R shares and -10.17% for Class T shares.(1) For the same period, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a -7.29% total return.(2)

The fund and stock market were hurt during the reporting period by a generally slow U.S. economy, scandals affecting a number of major corporations and heightened tensions between the United States and Iraq. The fund's returns lagged the S& P 500 Index, primarily because of relatively heavy exposure to hard-hit consumer staples stocks and relatively light exposure to better performing technology stocks.

What is the fund's investment approach?

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

We employ a fundamental investment approach, in which we evaluate investment opportunities one company at a time in order to identify large, established growth companies that we believe are well-positioned to weather difficult economic climates and thrive during favorable times. Such companies typically are selected for what we consider to be sustained patterns of profitability, strong balance sheets, talented management teams, expanding global presence and
above-average    growth    potential.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Our investment strategy is also based on purchasing growth at a price we consider to be justified by a company's fundamentals. Central to our investment approach is a buy-and-hold strategy, which is based on remaining fully invested and on targeting long-term growth over a three- to five-year time frame, rather than seeking short-term profits.

What other factors influenced the fund's performance?

When the reporting period began in September 2002, stocks were in the midst of a sharp decline. A sluggish economy, allegations of corporate malfeasance and heightened tensions in the Middle East caused the S&P 500 Index to hit its low point for the reporting period in early October. During this decline, the fund fared relatively well. We believe that the fund' s slight bias toward high-quality, blue-chip companies helped it avoid the brunt of the market's fall through early October 2002.

During the remainder of 2002, the stock market generally rallied based on rising expectations that the economy would recover in 2003. However, the stocks that rallied most were not the blue-chip companies that were favored by the fund. Instead, beaten-down technology and telecommunications stocks performed relatively well, as many investors sought to buy them "on the cheap." As a result, the fund's returns lagged its benchmark. During the first two months of 2003, stocks generally gave back most of the gains they had achieved during the previous rally.

In this market environment, consumer staples stocks were the greatest detractors from the fund's performance. Well-known companies such as Altria Group (formerly Philip Morris) and Kraft Foods suffered disappointing earnings. Other consumer giants held by the fund, such as Coca-Cola Co. and Walgreen Co., saw their stock prices fall despite relatively strong earnings as their industries fell out of favor among investors.

The fund also received disappointing results from some of its technology holdings, such as International Business Machines Corp., Microsoft Corp. and Intel Corp. Although these major corporations held up relatively well, the fund' s technology investments lagged the S&P 500 Index's technology component because the fund did not hold any of the smaller, more speculative stocks that led the fourth-quarter rally.


Positive contributors to the fund's relative performance included strong stock selections in the industrials group, where the absence of basic industries stocks in the fund's portfolio helped the fund avoid some poor performers.

What is the fund's current strategy?

We continue to maintain our focus on buying and holding large, well-established companies. New purchases during the reporting period included cosmetics company Estee Lauder Co., which we believe is positioned to grow its earnings in a stronger economy, and Royal Dutch Petroleum, which is part of the fund's emphasis on energy companies that we believe will benefit from a secular rise in energy prices over the next three to five years. On the other hand, we eliminated the fund's position in Cisco Systems, Inc. due to what we believe is a lack of visibility on a pickup in earnings growth.

Although we manage the fund with a long-term perspective, we believe that the market is likely to remain volatile over the near term until the situation in Iraq is resolved. At that point, we expect the fund to benefit from a resumption of economic growth as pent-up corporate demand and better consumer confidence take center stage.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. RETURN FIGURES ARE CALCULATED ON A MONTH-END BASIS.

                                                             The Fund



February 28, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--89.6%                                                                             Shares                 Value ($)
---------------------------------------------------------------------------------------------------------------------------------

AUTOMOBILES & COMPONENTS--.2%

Ford Motor                                                                                       31,045                  258,295

BANKING--1.8%

SunTrust Banks                                                                                   35,000                1,968,750

CAPITAL GOODS--6.1%

Emerson Electric                                                                                 30,000                1,412,100

General Electric                                                                                170,000                4,088,500

Honeywell International                                                                          18,000                  412,020

Rockwell Automation                                                                              15,000                  345,150

Rockwell Collins                                                                                 15,500                  304,575

                                                                                                                       6,562,345

DIVERSIFIED FINANCIALS--9.6%

American Express                                                                                 50,000                1,679,000

Citigroup                                                                                        70,233                2,341,568

Federal Home Loan Mortgage                                                                       40,000                2,186,000

Federal National Mortgage Association                                                            50,000                3,205,000

JPMorgan Chase Bank                                                                              27,000                  612,360

Merrill Lynch                                                                                     6,000                  204,480

                                                                                                                      10,228,408

ENERGY--10.2%

BP, ADR                                                                                          60,000                2,286,600

ChevronTexaco                                                                                    30,000                1,925,100

Exxon Mobil                                                                                     160,160                5,448,643

Royal Dutch Petroleum, ADR                                                                       30,000                1,190,100

                                                                                                                      10,850,443

FOOD, BEVERAGE & TOBACCO--18.2%

Altria Group                                                                                    135,000                5,217,750

Anheuser-Busch Cos.                                                                              50,000                2,325,000

Coca-Cola                                                                                       120,000                4,826,400

J. M. Smucker                                                                                       240                    8,220

Kraft Foods                                                                                      75,000                2,220,750

Nestle, ADR                                                                                      50,050                2,525,961

PepsiCo                                                                                          60,000                2,299,200

                                                                                                                      19,423,281

FOOD & DRUG RETAILING--2.6%

Walgreen                                                                                        100,000                2,814,000


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
---------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--15.1%

Abbott Laboratories                                                                              55,000                1,959,100

Johnson & Johnson                                                                                95,000                4,982,750

Lilly (Eli)                                                                                      35,000                1,979,600

Merck & Co.                                                                                      40,000                2,110,000

Pfizer                                                                                          170,850                5,094,747

                                                                                                                      16,126,197

HOTELS RESTAURANTS & LEISURE--.5%

McDonald's                                                                                       40,000                  544,400

HOUSEHOLD & PERSONAL PRODUCTS--5.4%

Colgate-Palmolive                                                                                25,000                1,257,750

Estee Lauder Cos, Cl. A                                                                          30,000                  841,500

Procter & Gamble                                                                                 45,000                3,683,700

                                                                                                                       5,782,950

INSURANCE--4.7%

American International Group                                                                     40,580                2,000,188

Berkshire Hathaway, Cl. A                                                                            12  (a)             740,400

Berkshire Hathaway, Cl. B                                                                             6  (a)              12,390

Marsh & McLennan Cos.                                                                            55,000                2,238,500

                                                                                                                       4,991,478

MEDIA--2.6%

AOL Time Warner                                                                                  22,500  (a)             254,700

Fox Entertainment Group, Cl. A                                                                    5,000  (a)             133,650

McGraw-Hill Cos.                                                                                 35,000                1,968,400

Viacom, Cl. B                                                                                    12,500  (a)             464,125

                                                                                                                       2,820,875

RETAILING--4.0%

Target                                                                                           40,000                1,146,000

Wal-Mart Stores                                                                                  65,000                3,123,900

                                                                                                                       4,269,900

SOFTWARE & SERVICES--2.2%

Microsoft                                                                                       100,000                2,370,000

TECHNOLOGY HARDWARE & EQUIPMENT--3.9%

Intel                                                                                           150,000                2,587,500

International Business Machines                                                                  20,000                1,559,000

                                                                                                                       4,146,500

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
---------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES--1.4%

BellSouth                                                                                        26,000                  563,420

SBC Communications                                                                               26,080                  542,464

Verizon Communications                                                                           12,000                  414,960

                                                                                                                       1,520,844

TRANSPORTATION--1.1%

United Parcel Service, Cl. B                                                                     20,000                1,150,800

TOTAL COMMON STOCKS

   (cost $111,850,037)                                                                                                95,829,466

PREFERRED STOCKS--.5%

PUBLISHING;

  News Corp, ADR, Cum., $4428

   (cost $542,818)                                                                               25,000                  522,500

OTHER INVESTMENTS--8.6%
---------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     3,051,605  (b)           3,051,605

Dreyfus Institutional Cash Advantage Plus Fund                                                3,051,605  (b)           3,051,605

Dreyfus Institutional Preferred Plus Money Market Fund                                        3,051,606  (b)           3,051,606

TOTAL OTHER INVESTMENTS

   (cost $9,154,816)                                                                                                   9,154,816

TOTAL INVESTMENTS (cost $121,547,671)                                                              98.7%             105,506,782

CASH AND RECEIVABLES (NET)                                                                          1.3%               1,387,612

NET ASSETS                                                                                        100.0%             106,894,394

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 2(C).

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           121,547,671   105,506,782

Cash                                                                  1,373,661

Receivable for shares of Capital Stock subscribed                       790,284

Dividends and interest receivable                                       221,369

                                                                    107,892,096
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   132,079

Payable for investment securities purchased                             767,111

Payable for shares of Capital Stock redeemed                             98,512

                                                                        997,702

NET ASSETS ($)                                                      106,894,394

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     125,384,780

Accumulated undistributed investment income--net                        112,211

Accumulated net realized gain (loss) on investments                  (2,561,708)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     (16,040,889)

NET ASSETS ($)                                                      106,894,394



NET ASSET VALUE PER SHARE


                      Class A               Class B                Class C               Class R                Class T
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)       59,679,973            22,058,982             24,574,866               789                  579,784

 Shares Outstanding  5,195,291             1,933,778              2,154,158             68.780                   50,658


NET ASSET VALUE
 PER SHARE ($)          11.49                 11.41                  11.41               11.47                    11.45


SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (net of $3,049 foreign taxes withheld at source)        910,829

EXPENSES:

Management fee--Note 2(a)                                              471,730

Distribution and service fees--Note 2(b)                               228,317

Loan commitment fees--Note 4                                               657

TOTAL EXPENSES                                                         700,704

INVESTMENT INCOME--NET                                                 210,125

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                               (157,736)

Net unrealized appreciation (depreciation) on investments           (9,789,764)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (9,947,500)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (9,737,375)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003          Year Ended
                                               (Unaudited)    August 31, 2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            210,125             167,415

Net realized gain (loss) on investments          (157,736)         (1,580,342)

Net unrealized appreciation
   (depreciation) on investments               (9,789,764)         (4,705,471)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (9,737,375)         (6,118,398)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (153,177)           (180,774)

Class B shares                                    (46,169)                 --

Class C shares                                    (48,391)                 --

Class R shares                                         (5)                 --

Class T shares                                     (1,708)                 --

TOTAL DIVIDENDS                                  (249,450)           (180,774)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 23,485,984          12,115,426

Class B shares                                 17,191,368           8,602,083

Class C shares                                 19,294,200           9,769,931

Class R shares                                         --               1,000

Class T shares                                    281,710             410,704

Dividends reinvested:

Class A shares                                    123,468             170,894

Class B shares                                     30,610                  --

Class C shares                                     26,602                  --

Class R shares                                          5                  --

Class T shares                                      1,680                  --

Cost of shares redeemed:

Class A shares                                 (5,246,898)        (11,944,003)

Class B shares                                 (1,534,245)            (88,286)

Class C shares                                 (1,739,740)           (407,450)

Class T shares                                    (52,542)               (200)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             51,862,202          18,630,099

TOTAL INCREASE (DECREASE) IN NET ASSETS        41,875,377          12,330,927

NET ASSETS ($):

Beginning of Period                            65,019,017          52,688,090

END OF PERIOD                                 106,894,394          65,019,017

Undistributed investment income--net              112,211             151,536

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        February 28, 2003          Year Ended
                                               (Unaudited)    August 31, 2002(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     1,928,401             894,931

Shares issued for dividends reinvested              9,933              11,738

Shares redeemed                                  (438,836)           (848,048)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,499,498              58,621

CLASS B

Shares sold                                     1,416,356             651,701

Shares issued for dividends reinvested              2,476                  --

Shares redeemed                                  (129,913)             (6,842)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,288,919             644,859

CLASS C

Shares sold                                     1,589,083             741,635

Shares issued for dividends reinvested              2,152                  --

Shares redeemed                                  (145,691)            (33,021)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,445,544             708,614

CLASS R

Shares sold                                            --                  68

Shares issued for dividends reinvested                  1                  --

NET INCREASE (DECREASE) IN SHARES OUSTANDING            1                  68

CLASS T

Shares sold                                        23,486              31,540

Shares issued for dividends reinvested                135                  --

Shares redeemed                                    (4,488)                (15)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      19,133              31,525

(A) THE FUND CHANGED TO A FIVE CLASS FUND ON APRIL 15, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                            Six Months Ended
                                                           February 28, 2003                        Year Ended August 31,
                                                                                 -------------------------------------------------
CLASS A SHARES                                                    (Unaudited)           2002(a)       2001          2000   1999(b)
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   12.81           14.49         17.68         15.64    12.50

Investment Operations:

Investment income--net(c)                                                .01             .05           .05           .02      .06

Net realized and unrealized
   gain (loss) on investments                                          (1.30)          (1.68)        (3.05)         2.05     3.10

Total from Investment Operations                                       (1.29)          (1.63)        (3.00)         2.07     3.16

Distributions:

Dividends from investment income--net                                   (.03)           (.05)         (.02)         (.03)    (.02)

Dividends from net realized
   gain on investments                                                    --              --          (.17)           --      --

Total Distributions                                                     (.03)           (.05)         (.19)         (.03)    (.02)

Net asset value, end of period                                         11.49           12.81         14.49         17.68    15.64
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      (10.06)(d,e)    (11.29)(d)    (17.10)        13.22    25.26(e)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .67(e)         1.35            1.35          1.35   1.24(e)

Ratio of net investment income
   to average net assets                                                 .38(e)          .34             .30           .14    .26(e)

Portfolio Turnover Rate                                                  .39(e)         9.07            4.07         11.47     --
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 59,680          47,336          52,688        62,897   50,430

(A) THE FUND CHANGED TO A FIVE CLASS FUND ON APRIL 15, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.

(B) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1999.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended
                                              February 28, 2003           Year Ended
CLASS B SHARES                                       (Unaudited)     August 31, 2002(a)
--------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      12.77                14.62

Investment Operations:

Investment income (loss)--net(b)                            .00(c)              (.01)

Net realized and unrealized
   gain (loss) on investments                             (1.33)               (1.84)

Total from Investment Operations                          (1.33)               (1.85)

Distributions:

Dividends from investment income--net                      (.03)                  --

Net asset value, end of period                            11.41                12.77

TOTAL RETURN (%)(D)                                      (10.42)(e)           (12.65)(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    1.04(e)               .80(e)

Ratio of net investment income
   (loss) to average net assets                             .02(e)              (.07)(e)

Portfolio Turnover Rate                                     .39(e)              9.07

Net Assets, end of period ($ x 1,000)                    22,059                8,233

(A) FROM APRIL 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                               Six Months Ended
                                              February 28, 2003           Year Ended
CLASS C SHARES                                       (Unaudited)     August 31, 2002(a)
--------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      12.77                14.62

Investment Operations:

Investment income (loss)--net(b)                            .00(c)              (.01)

Net realized and unrealized
   gain (loss) on investments                             (1.33)               (1.84)

Total from Investment Operations                          (1.33)               (1.85)

Distributions:

Dividends from investment income--net                      (.03)                  --

Net asset value, end of period                            11.41                12.77

TOTAL RETURN (%)(D)                                      (10.42)(e)           (12.65)(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    1.04(e)               .80(e)

Ratio of net investment (loss) to average net assets       (.06)(e)             (.08)(e)

Portfolio Turnover Rate                                     .39(e)              9.07

Net Assets, end of period ($ x 1,000)                    24,575                9,046

(A)  FROM APRIL 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended
                                              February 28, 2003           Year Ended
CLASS R SHARES                                       (Unaudited)     August 31, 2002(a)
--------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      12.81                14.62

Investment Operations:

Investment income--net(b)                                   .01                  .03

Net realized and unrealized
   gain (loss) on investments                             (1.28)               (1.84)

Total from Investment Operations                          (1.27)               (1.81)

Distributions:

Dividends from investment income--net                      (.07)                  --

Net asset value, end of period                            11.47                12.81

TOTAL RETURN (%)                                          (9.96)(c)           (12.38)(c)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .56(c)               .42(c)

Ratio of net investment income
   to average net assets                                    .47(c)               .23(c)

Portfolio Turnover Rate                                     .39(c)              9.07

Net Assets, end of period ($ x 1,000)                         1                    1

(A) FROM APRIL 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                               Six Months Ended
                                              February 28, 2003           Year Ended
CLASS T SHARES                                       (Unaudited)     August 31, 2002(a)
--------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      12.79                14.62

Investment Operations:

Investment income--net(b)                                   .00(c)               .01

Net realized and unrealized
   gain (loss) on investments                             (1.30)               (1.84)

Total from Investment Operations                          (1.30)               (1.83)

Distributions:

Dividends from investment income--net                      (.04)                  --

Net asset value, end of period                            11.45                12.79

TOTAL RETURN (%)(D)                                      (10.17)(e)           (12.52)(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .79(e)               .61(e)

Ratio of net investment income
   to average net assets                                    .26(e)               .13(e)

Portfolio Turnover Rate                                     .39(e)              9.07

Net Assets, end of period ($ x 1,000)                       580                  403

(A) FROM APRIL 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Core Equity Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to achieve long-term capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of $1,261,225 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $69,610 of the carryover expires in fiscal 2009 and $1,191,615 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2002 was as follows: ordinary income $180,774. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors
(including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and are reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

During the period ended February 28, 2003, the Distributor retained $58,264 and $991 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $18,444 and $9,781 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended February 28, 2003, Class A, Class B, Class C and Class T shares were charged $66,453, $57,497, $63,028 and $582, respectively, pursuant to their respective Plans. During the period ended February 28, 2003, Class B, Class C and Class T shares were charged $19,166, $21,009 and $582, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

(C) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these funds. During the period ended February 28, 2003, the fund derived $66,598 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2003, amounted to $50,821,316 and $297,425, respectively.

At February 28, 2003, accumulated net unrealized depreciation on investments was
$16,040,889,   consisting   of   $623,850   gross  unrealized  appreciation  and
$16,664,739 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2003, the fund did not borrow under the Facility.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier
                        Core Equity Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  047SA0203